Lebenthal Lisanti Small Cap Growth Fund
Lebenthal Lisanti Small Cap Growth Fund

On December 12, 2014, AH Lisanti Capital Growth, LLC (“AH Lisanti”), the investment adviser to the Fund, advised the Board of Trustees (the “Board”) of Forum Funds (the “Trust”) that AH Lisanti expected to enter into an arrangement that would cause AH Lisanti to undergo a change of control, resulting in the automatic termination of the current investment advisory agreement between the Trust and AH Lisanti.

In anticipation of the change in control of AH Lisanti, and to provide for continuity of management, on January 29, 2015, the Board approved the termination of the existing advisory agreement with AH Lisanti and approved an Interim Investment Advisory Agreement, effective as of March 2, 2015 (“Interim Agreement”) between the Trust, on behalf of the Fund, and Lebenthal Lisanti Capital Growth, LLC (“Lebenthal Lisanti”). The Interim Agreement will remain in effect for no more than 150 days from March 2, 2015 or until Fund shareholders approve a new investment advisory agreement for the Fund, whichever is earlier. On March 27, 2015, the Board expects to consider a new investment advisory agreement (“New Agreement”) between the Trust, on behalf of the Fund, and Lebenthal Lisanti and determine whether to submit the New Agreement to the Fund’s shareholders for their approval.

In connection with the appointment of Lebenthal Lisanti as interim investment adviser, the Fund changed its name from the Adams Harkness Small Cap Growth Fund to the Lebenthal Lisanti Small Cap Growth Fund.

As a result of the changes described above, the Prospectus is supplemented as follows:

1. Change to the name of the Fund.

All references to the Adams Harkness Small Cap Growth Fund are replaced with the Lebenthal Lisanti Small Cap Growth Fund.

2. Change in Investment Adviser.

All references to AH Lisanti Capital Growth, LLC are replaced with Lebenthal Lisanti Capital Growth, LLC.

Investment Objective
The Lebenthal Lisanti Small Cap Growth Fund (the "Fund") seeks maximum capital appreciation.
Principal Investment Strategies

The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in the equity securities of smaller, lesser-known companies whose stocks are traded in the U.S. markets, including initial public offerings ("IPOs") of companies. The Fund normally invests in companies that Lebenthal Lisanti Capital Growth, LLC ("Lebenthal Lisanti" or the "Adviser") believes are in an early stage or transitional point in their development and have above average prospects for growth. Smaller companies are generally defined by the Adviser as those with market capitalizations equal to or less than those companies in the Russell 2000® Growth Index at the time of initial purchase.

The Fund's investment process focuses on 1) security selection through a quantitative screening process of the universe of small capitalization companies to identify those companies with fundamental strengths and/or positive catalysts, such as new management, which may provide for a potential acceleration in the growth rate of the company; and 2) portfolio construction reflecting major social, economic and technological trends that provide a framework for identifying the industries and companies in which the Fund will invest. The Fund may invest in IPOs and engage in frequent trading in connection with the implementation of the Fund's strategy. Securities in the portfolio may be sold when they exhibit deteriorating fundamentals, changing circumstances affect the original reasons for the investment, their valuation target is achieved or, in the Adviser's opinion, more attractive alternatives exist.

Under certain market conditions, IPOs and companies newly public could comprise a significant portion of the Fund's investments. Additionally, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets.